UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 13, 2012

TRI CITY BANKSHARES CORPORATION

(Exact name of registrant as specified in its charter)

Wisconsin	0-9785	39-1158740
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6400 South 27th Street Oak Creek, Wisconsin	53154
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (414) 761-1610

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On June 13, 2012, Tri City Bankshares Corporation, a Wisconsin corporation (the “Corporation”), held its annual meeting of shareholders (the “2012 Annual Meeting”).  The following matters were voted upon at the 2012 Annual Meeting:

(1)

To elect thirteen members of the Board of Directors of the Corporation to serve until the 2013 Annual Meeting of  Shareholders and until their successors are elected and qualified.  The results of this proposal are as follows:

			For	Withheld
	(1)	Frank Bauer	6,783,749	283,592
	(2)	William Beres	7,036,034	31,307
	(3)	Sanford Fedderly	7,032,034	35,307
	(4)	Rebecca Ferguson	6,520,191	547,150
	(5)	Scott Gerardin	6,789,409	277,932
	(6)	William Gravitter	7,034,984	32,357
	(7)	Brian McGarry	6,502,316	565,025
	(8)	Robert Orth	6,789,409	277,932
	(9)	Ronald K. Puetz	6,745,533	321,808
	(10)	Agatha T. Ulrich	6,803,605	263,736
	(11)	David Ulrich, Jr.	6,802,586	264,755
	(12)	William Werry	6,748,876	318,465
	(13)	Scott A. Wilson	6,789,409	277,932

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRI CITY BANKSHARES CORPORATION

Dated:

June 19, 2012

By:  /s/ Frederick R. Klug

       Frederick R. Klug

       Senior Vice President and Chief Financial Officer

3